o FTGT STKPA

                        SUPPLEMENT DATED JULY 1, 1998
                             TO THE PROSPECTUS OF

               FRANKLIN TEMPLETON GLOBAL TRUST - ADVISOR CLASS
                             dated March 1, 1998

After the close of business on June 30, 1998, the German Government Fund is closed to new investors. If you were a shareholder of record as of the close of business on June 30, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions. Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the German Government Fund or to reopen your account.

We are taking this action while the Board is studying a proposal to liquidate the German Government Fund. A decision about the future of this Fund is expected during July 1998.

              Please keep this supplement for future reference.